EXHIBIT 4.1

                NUMBER                                                    SHARES
     AIE                                                       CUSIP 048605 10 9


                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


         THIS CERTIFIES THAT                           is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                   ATLANTIC INTERNATIONAL ENTERTAINMENT, LTD.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/NORMAN HOSKIN                       /s/RICHARD IAMUNNO
----------------                       -----------------------------------------
SECRETARY                              PRESIDENT

                                       COUNTERSIGNED AND REGISTERED:
                                       CONTINENTAL STOCK TRANSFER & TRUST
                                       COMPANY
                                       TRANSFER AGENT AND REGISTRAR,

                                       BY
                                         ---------------------------------------
                                                            AUTHORIZED SIGNATURE

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -    as tenants in common  UNIF GIFT MIN ACT - ______ Custodian ______
                                                       (Cust)           (Minor)
                                                   under Uniform Gifts to Minors
                                                   Act__________________________
                                                              (State)

TEN ENT -    as tenants by the entireties

JT TEN  -    as joint tenants with right of
             survivorship and not as
             tenants in common



     Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ______________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)




__________________________________________________________________________shares
of  capital  stock  represented  by  the  within  Certificate,   and  do  hereby
irrevocably constitute and appoint



________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:________________


                  ______________________________________________________________
                  NOTICE: The signatures to this assignment and correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement of any change whatever and must be guaranteed by an Eligible Institution (as defined in Rule 17Ad-15 under the Securities Exchange Act of
                            1934) which may include a commercial bank, trust company or savings association, credit union or member firm of the American Stock Exchange, New York Stock Exchange, Pacific Stock Exchange or Midwest Stock Exchange.


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